iShares®

iShares Trust

Supplement dated May 5, 2026

to the currently effective Statement of Additional Information (“SAI”)

for the iShares 25+ Year Treasury STRIPS Bond ETF (GOVZ) (the “Fund”)

The reference to the approximate value per Creation Unit for the Fund in the “Creation and Redemption of Creation Units” section of the Fund’s SAI is deleted and replaced with the following:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S. $) as of May 5, 2026

iShares 25+ Year Treasury STRIPS Bond ETF	50,000	$1,770,000

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-RS-0526

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE